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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               Amendment No. 1 to
                                    FORM 8-K/A
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2000



                                 IGO CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        000-27021                                       94-3174623
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(Commission File Number)                       (IRS Employer Identification No.)



9393 Gateway Drive, Reno, NV                                    89511
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:           (775) 746-6140
                                                      --------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 2.       Acquisition or Disposition of Assets.
              -------------------------------------

     On August 29, 2000, iGo Corporation, a Delaware corporation (the "Registrant"), entered into and executed an Asset Purchase Agreement (the "Agreement"), between the Registrant, XMP Acquisition Corp. (a wholly-owned subsidiary of the Registrant) ("Sub"), Xtend Micro Products, Inc. ("Xtend") and the Shareholders of Xtend, pursuant to which Sub purchased substantially all of the assets of Xtend, including without limitation, its products, tangible assets, intellectual property, and its rights under certain contracts and agreements (the "Assets"). On the closing date (August 29, 2000), the Registrant paid Xtend $2,500,000 in cash and issued a total of 2,268,451 shares of the Registrant's common stock to Xtend in exchange for the Assets. Of such shares, 1,896,574 shares are subject to being earned based on the post-closing operating performance of the Xtend business unit. Based on certain performance criteria as set forth in the Agreement and exhibits attached thereto, additional consideration in the form of cash and/or shares of the Registrant's common stock may be payable to Xtend one (1) year after the closing date. The amount of consideration paid by the Registrant in connection with this acquisition was determined based on arms-length negotiations between the Registrant and Xtend and its shareholders.

     The Assets acquired from Xtend pursuant to the Agreement include certain equipment and other physical property used in connection with the manufacture and distribution of in-flight and automobile power adapters for portable computers. The Registrant intends to continue the use of the Assets for these purposes.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Financial Statements of Business Acquired.
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         The Registrant has determined that this information does not need to be filed pursuant to Rule 3-05(b)(2)(i) of Regulation S-X.

(b)      Pro Forma Financial Information.
         --------------------------------

         The Registrant has determined that this information does not need to be filed pursuant to Rule 3-05(b)(2)(i) of Regulation S-X.


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(c)      Exhibits.
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         2.1+*    Asset Purchase Agreement dated August 29, 2000 between the
                  Registrant, XMP Acquisition Corp., Xtend Micro Products, Inc. and the Shareholders of Xtend Micro Products, Inc.

         99.1     Exhibit A to Asset Purchase Agreement


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+   Confidential treatment requested.
*   Previously filed on Form 8-K filed September 11, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             IGO CORPORATION



Dated: November 13, 2000                 By:    /s/ Mick Delargy
                                                ----------------------------
                                                  Mick Delargy,
                                                  Chief Financial Officer


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